                                                                   EXHIBIT 10.49


                AGREEMENT RESPECTING EMPLOYEE BENEFITS MATTERS


     THIS AGREEMENT RESPECTING EMPLOYEE BENEFITS MATTERS is made as of the day of January, 1997, by and between Scout, Inc., a California corporation
----
("Scout"), and SNFCo, Inc., a California corporation ("SNFCo").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, SNFCo is presently a wholly-owned subsidiary of Scout;

     WHEREAS, the Board of Directors of Scout has determined that it is appropriate and desirable to merge New Scout (as defined below) with and into Explorer, Inc., a Delaware corporation ("Explorer");

     WHEREAS, pursuant to that certain Agreement and Plan of Distribution dated as of September 3, 1996, by and between Scout and SNFCo (the "Distribution Agreement") approved and adopted by the Scout Board of Directors, Scout contemplates the distribution to its shareholders of all of the outstanding shares of common stock, $.0001 par value, of SNFCo (the "Distribution") effective as of ______________, 1997 (the "Distribution Date")(Scout after such Distribution being referred to herein as "New Scout");

     WHEREAS, as a result of the Distribution, those subsidiaries of Scout that are engaged in the conduct of the Institutional Pharmacy Business (as defined in the Distribution Agreement), shall remain subsidiaries of New Scout (the "Scout Affiliates") while existing subsidiaries of Scout engaged in the Skilled Nursing Business (as defined in the Distribution Agreement) shall cease to be affiliated with New Scout but shall remain or become subsidiaries of SNFCo (the "SNFCo Affiliates");

     WHEREAS, following the Distribution, New Scout shall be merged (the "Merger") with and into Explorer pursuant to that certain Agreement and Plan of Merger dated as of September 3, 1996, by and between Scout and Explorer (the "Merger Agreement") and following the Effective Time (as defined in the Merger Agreement) all rights and obligations of New Scout hereunder shall become the rights and obligations of Explorer and all actions to be taken by New Scout after the Effective Time shall be taken by Explorer; and

     WHEREAS, the parties desire to set forth their understanding regarding their respective rights and obligations concerning certain employee benefit and related matters relative to plans, programs and practices currently maintained by Scout for the benefit of employees, officers, directors and former employees, officers and directors of Scout and its affiliates;

     NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and intending to be legally bound (subject to shareholder approval of the Distribution Agreement and the Distribution) the parties hereto do hereby agree as follows:

     1.    TAX-QUALIFIED RETIREMENT PLANS.
           ------------------------------

     a. IN GENERAL. Scout currently maintains the American Medical Services Employees' Pension Plan (the "Pension Plan") and the Scout 401(k) Savings Plan (the "Savings Plan") (collectively, the "Tax-Qualified Retirement Plans"). As soon as practicable, but no later than the day before the Distribution Date, SNFCo shall adopt the Tax-Qualified Retirement Plans as the primary sponsor and Scout shall withdraw and shall cause the Scout Affiliates to withdraw their sponsorship of these plans. Prior to the Distribution Date, SNFCo shall amend the Tax-Qualified Retirement Plans, as necessary, to clarify that (i) the Distribution will not constitute a termination of employment for benefit distribution or other related purposes under the Tax-Qualified Retirement Plans so long as a participant remains continuously employed by New Scout, a Scout Affiliate, SNFCo or a SNFCo Affiliate from and after the Distribution Date; (ii) that, with respect to the Savings Plan, no contributions shall be made for periods of service after the Distribution Date by or on behalf of those participants who do not continue in the employ of SNFCo or a SNFCo Affiliate thereafter;
     (iii) that, with respect to the Savings Plan, SNFCo shall succeed Scout as the "Company," as that term is defined in the plan document for the Savings Plan; and (iv) that, with respect to the Pension Plan, SNFCo shall serve as the "Employer," as that term is defined in the plan document for the Pension Plan.

          b.   SAVINGS PLAN.

               i. New Scout shall establish or otherwise maintain by, or as soon as practicable after, the Distribution Date, but in no event later than six (6) months following the Distribution Date, a defined contribution savings plan designed to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and to preserve "protected benefits", within the meaning of Code Section 411(d)(6), accrued by participants under the Savings Plan as of the Distribution Date (the "Replacement Savings Plan"). Those participants of the Savings Plan who remain as employees of New Scout or a Scout Affiliate on the Distribution Date shall be eligible for immediate participation in the Replacement Savings Plan, with full credit for eligibility and vesting purposes with Scout or any Scout affiliate prior to the Distribution Date.

               ii. Subject to the conditions set forth in clause iii below, as soon as practicable after the Distribution Date, New Scout shall request that SNFCo cause a spin off and transfer from the Savings Plan trust to the trust maintained under the Replacement Savings Plan an amount in cash (and, to the extent that the Scout Plan holds participant loans, in kind) equal to the aggregate account balances, as of the date of any such transfer, of those Savings Plan participants who, by the Distribution Date, have become employees of New Scout or a Scout Affiliate. For purposes of the foregoing, the transfer shall be made in two installments. The first installment shall occur on the first valuation date under the Savings Plan on which the transfer is administratively practical after the satisfaction of the conditions set forth in clause iii hereof and the request by New Scout to proceed with the spin off and transfer of assets and liabilities from the Savings Plan to the Replacement Savings Plan (the "First Transfer Date"). SNFCo shall cause the Savings Plan to transfer to the Replacement Savings Plan, and New Scout shall cause the Replacement Savings Plan to accept, an amount equal to at least eighty-five percent (85%) of the aggregate account balances of the participants for whom the transfer is then being made, determined as of the valuation date under the Savings Plan immediately preceding the First Transfer Date. As soon as practical after the receipt of information by SNFCo of the actual account balances of the participants under the Savings Plan as of the First Transfer Date (determined without regard to the amount transferred as of the First Transfer Date), the excess of such aggregate account balances of participants for whom assets and liabilities were transferred over the amount transferred by the Savings Plan to the Replacement Savings Plan as of the First transfer Date, shall be transferred by the Savings Plan to the Replacement Savings Plan. In the event that amount transferred by the Savings Plan as of the First Transfer Date exceeded the account balances as so determined on the First Transfer Date, New Scout shall cause the Replacement Savings Plan to transfer such excess to the Savings Plan as soon as possible after request by SNFCo.

               iii. The transfer of assets shall occur as soon as practicable following (a) the Distribution Date, (b) the establishment or other designation of the Replacement Savings Plan, (c) either (i) the receipt of a favorable determination letter issued by the Internal Revenue Service with respect to such plan or (ii) the filing of a favorable determination letter application with the Internal Revenue Service and a written commitment from New Scout to exert its best efforts to obtain such a favorable determination letter and (d) the expiration of 30 days after SNFCo and New Scout have filed Form 5310-A, if necessary, with the Internal Revenue Service. As a condition to the receipt of such an asset transfer by the Replacement Savings Plan trust, New Scout shall cause such plan to assume and fully perform, pay and discharge all obligations and liabilities of SNFCo and the Savings Plan for and with respect to the account balances under the Savings Plan of those Savings Plan participants whose account balances were so received by the Replacement Savings Plan.

               iv. New Scout and SNFCo shall each make timely payment of their respective portion of all contributions due and unpaid under the Savings Plan for the period prior to the Distribution Date. For purposes of the preceding sentence, the respective portions of any contributions due to the Savings Plan for the period prior to the Distribution Date shall be based on the following rules: (1) the contributions attributable to active employees of New Scout or a Scout Affiliate immediately after the Distribution Date shall be allocated to New Scout, (2) the contributions attributable to active employees of SNFCo or a SNFCo Affiliate immediately after the Distribution Date shall be allocated to SNFCo, (3) the contributions attributable to former employees (whether deferred, vested or retirees) who were last included on an Institutional Pharmacy Business payroll shall be allocated to New Scout and (4) the contributions attributable to all other former employees (whether deferred, vested or retirees) shall be allocated to SNFCo.

     2.   NON-QUALIFIED DEFERRED COMPENSATION PLAN.
          ----------------------------------------

          a. Prior to the Distribution Date, Scout shall amend the Scout Executive Deferred Compensation Plan (the "EDCP") and the Scout Leadership Group Deferred Compensation Plan (the "LGDCP") (i) to provide that no benefits shall be payable under the EDCP or the LGDCP in the case of an employee of SNFCo or a SNFCo Affiliate who both elects immediate participation in the Replacement EDCP (as defined below) and delivers the release to New Scout as described below, and (ii) to clarify that salary deferral under the EDCP and LGDCP and matching credits under the EDCP shall cease as of the Distribution Date for those participants who do not continue in the employ of New Scout or a Scout Affiliate thereafter. As of the Distribution Date, SNFCo shall establish or otherwise make available by, or as soon as practicable after, such date a non-qualified deferred compensation plan substantially similar to the EDCP (the "Replacement EDCP")(except that no termination of employment shall occur for purposes of the Replacement EDCP so long as the employee remains continuously employed by SNFCo or a SNFCo Affiliate). Employees of SNFCo or a SNFCo Affiliate after the Distribution Date who are participants in the EDCP and/or the LGDCP shall be given the opportunity for immediate participation in the Replacement EDCP (with accrued benefits equal to those accrued for the applicable participant under the EDCP and the LGDCP as of the Distribution
     Date), but subject to the condition that any such participant deliver to New Scout within ninety days (or any longer period acceptable to New Scout) after the Distribution Date, an appropriate release, in form satisfactory to New Scout, releasing New Scout and each Scout Affiliate from any liability for benefits under the EDCP and the LGDCP. SNFCo shall pay on behalf of New Scout any benefit payments under the EDCP and the LGDCP (i) payable in respect of each person who is an employee of SNFCo or a SNFCo Affiliate immediately after the Distribution Date and (ii) payable in respect of each former employee on the Distribution Date with remaining benefits under the EDCP and the LGDCP on the Distribution Date who were last included on a Scout payroll other than those maintained by the Institutional Pharmacy Business.

          b. As soon as practical following the Distribution Date, SNFCo shall establish a grantor trust to be used in connection with the Replacement EDCP (the "Replacement Trust"). New Scout shall cause to be transferred to the Replacement Trust a portion of the assets of the Trust Agreement Pursuant to the Scout, Inc. Executive Deferred Compensation Plan (the "EDCP Trust") determined by the following formula:

                                 SNAB/TAB(FMV)

     where SNAB equals the total accrued benefits as of the Distribution Date under the EDCP of all participants who become SNFCo employees immediately after the Distribution Date and of all former employees with remaining benefits under the EDCP on the Distribution Date who were last included on a Scout payroll other than those maintained by the Institutional Pharmacy Business, TAB is the total accrued benefits of all participants under the EDCP as of the Distribution Date and FMV is the fair market value of the assets of the EDCP Trust as of the Distribution Date. For the purpose of the transfer of assets to the Replacement Trust all assets of the EDCP Trust shall be valued at their fair market value as of the Distribution Date. Such transfer shall be made as soon as practical following the expiration of ninety (90) days after the Distribution Date. To the extent that it is impractical to transfer assets of the EDCP Trust to the Replacement Trust in kind as contemplated by this Subsection b., the parties hereto agree to accomplish a comparable, ecomonically equivalent transfer of value to the Replacement Trust in a reasonably practical manner.

     3.   SELF-FUNDED WELFARE BENEFIT PLANS.  Scout currently maintains the
          ---------------------------------
Scout, Inc. Medical Care Plan and the Scout, Inc. Dental Care Plan, both of which are self-funded "employee welfare benefit plans," within the meaning of
Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, (collectively, the "Scout Self-Funded Welfare Plans") for the benefit of its employees and the employees of its affiliates. On or before the Distribution Date, effective as of the Distribution Date, Scout shall withdraw as "plan sponsor" (as that term is defined under both Scout Self-Funded Welfare Plans) and SNFCo shall assume the position of "plan sponsor" under both Scout Self-Funded Welfare Plans, as well as the postion of employer under any related trusts. SNFCo shall amend the Scout Self-Funded Welfare Plans as necessary to reflect the changes in sponsorship and to clarify that only eligible employees of SNFCo or a SNFCo Affiliate and their eligible dependents may continue participation in the Scout Self-Funded Welfare Plans after the Distribution Date, other than persons eligible for and who elect continuation coverage contemplated by Code Section 4980B. Effective as of the Distribution Date or as soon as practical thereafter, New Scout shall establish or otherwise make available employee welfare benefit plans (the "Replacement Welfare Benefit Plans") providing medical and, if applicable, dental benefits to those participants under the Scout Self-Funded Welfare Plans who are or become employees of New Scout or a Scout Affiliate following the Distribution Date and shall provide that such employees shall be eligible for immediate participation in the Replacement Welfare Benefit Plans, with no interruption of coverage, and shall credit the period of coverage under the Scout Self-Funded Welfare Plans towards any preexisting conditions limitation under the Replacement Welfare Benefit Plans. The Replacement Welfare Benefit Plans shall be structured in a manner to eliminate any obligation by SNFCo to provide continuation of coverage as contemplated in Code Section 4980B with respect to New Scout employees (and their qualified beneficiaries) after the Distribution Date. In addition, the Replacement Welfare Plans shall assume any continuation coverage obligations under Code Section 4980B with respect to those former Scout employees (and their qualified beneficiaries) who were last included on a payroll of the Institutional Pharmacy Business immediately prior to their termination of employment or with respect to qualified beneficiaries of any employee of New Scout or a Scout Affiliate. SNFCo or the Scout Self-Funded Welfare Plans shall retain liability for and shall pay when due all benefits attributable to claims incurred by all participants prior to the Distribution Date.

     From and after the Distribution Date, neither New Scout nor any Scout Affiliate shall have an obligation to contribute to or claim upon any of the assets of the trust that serves as the source of benefits under the Scout Self-Funded Welfare Plans or reimburse SNFCo for the cost of maintaining the Scout Self-Funded Welfare Plans.

     4.   INSURED WELFARE BENEFIT PLANS.  Scout currently maintains certain
          -----------------------------
insured "employee welfare benefit plans," within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, (collectively, the "Scout Insured Welfare Plans") for the benefit of its employees and the employees of its affiliates. On or before the Distribution Date, effective as of the Distribution Date, Scout shall withdraw as the primary sponsor and SNFCo shall assume the position of primary sponsor under each of the Scout Insured Welfare Plans other than those listed on Schedule A, subject to the consent of the insurer paying benefits under the plan. SNFCo shall amend the applicable Scout Insured Welfare Plans as necessary to reflect the changes in sponsorship and to clarify that only eligible employees of SNFCo or a SNFCo Affiliate and their eligible dependents may continue participation in the Scout Insured Welfare Plans after the Distribution Date. In addition, New Scout shall assume any continuation coverage obligations under Code Section 4980B with respect to any such Scout Insured Welfare Plan assumed by SNFCo for any employee of New Scout or a Scout Affiliate or those former Scout employees who were last included on a payroll of the Institutional Pharmacy Business prior to their termination of employment or with respect to qualified beneficiaries of any employee of New Scout or a Scout Affiliate.

     5.   FLEXIBLE SPENDING ACCOUNTS.  SNFCo shall establish on or as soon as
          --------------------------
practicable after the Distribution Date a flexible savings account plan designed to qualify under Code Section 125 containing both a health care spending account and a dependent care spending account with features substantially similar to those maintained under the Scout, Inc. Premium Plus Plan (the "Flex Plan") as of the Distribution Date (the "Replacement Flex Plan"). Those participants of the Flex Plan who become employees of SNFCo or a SNFCo Affiliate by the Distribution Date shall be eligible for immediate participation in the Replacement Flex Plan. Effective as of the Distribution Date, SNFCo shall request that New Scout transfer to SNFCo an amount in cash equal to the aggregate account balances, as of the date of any such transfer, of those Flex Plan participants who, by the Distribution Date, have become employees of SNFCo or a SNFCo Affiliate. SNFCo shall, as a condition to its receipt of such asset transfer by New Scout, assume and fully perform, pay and discharge all obligations and liabilities of New Scout and the Flex Plan for and with respect to the account balances of those Flex Plan participants with respect to whom SNFCo receives an asset transfer pursuant hereto.

     6.   EXECUTIVE LIFE INSURANCE PLAN.  As soon as practicable following the
          -----------------------------
Distribution Date, SNFCo shall establish an executive life insurance plan (the "Replacement ELIP) substantially similar to the Scout, Inc. Executive Life Insurance Plan (the "ELIP"). SNFCo shall allow, for a period of at least three months from the Distribution Date, each ELIP participant who becomes an employee of SNFCo or a SNFCo Affiliate by the Distribution Date to participate in the Replacement ELIP; provided, however, that the participation of any such participant in the Replacement ELIP shall be conditioned upon that participant's consent to the assignment to SNFCo of Scout's Collateral Assignment in the insurance policy owned by the participant and subject to the Split Dollar

Agreement entered into under the ELIP (the "Scout Collateral Assignment"). New Scout shall assign to SNFCo its rights under the Scout Collateral Assignment as to any participant in the ELIP who becomes a participant in the Replacement ELIP under the terms and conditions set forth above. New Scout shall terminate participation in the ELIP by those participants of the ELIP who become employees of SNFCo or a SNFCo Affiliate by the Distribution Date, regardless of whether such a participant consents to the reassignment of the Scout Collateral Assignment to SNFCo. SNFCo shall be responsible for any premium obligations under the ELIP in respect of employees of SNFCo or a SNFCo Affiliate immediately after the Distribution Date and New Scout shall tender to SNFCo immediately upon receipt any amounts recovered by New Scout under the applicable Scout Collateral Assignment entered into with the employees for whom premium obligations were so paid by SNFCo.

     7.   EQUITY-BASED COMPENSATION PLANS.  Scout and SNFCo shall take the
          -------------------------------
following actions on or before the Distribution Date with respect to the Scout, Inc. 1991 Stock Incentive Plan, the Scout, Inc. 1994 Stock Option/Stock Issuance Plan and the Scout, Inc. 1996 Outside Directors Stock Incentive Plan (the "Scout Plans"), other than the Scout, Inc. Executive Annual Incentive Plan (the "EAIP"), the Scout, Inc. 1996 Executive Shareholder Value Program (the "ESVP"), the Scout, Inc. Senior Executive Annual Incentive Plan (the "SEAIP") and the Scout, Inc. 1996 Senior Executive Shareholder Value Program (the "SESVP"), as well as those equity-based compensation plans to be adopted by SNFCo as of the Distribution Date (the "SNFCo Plans"):

          a.  SCOUT PLANS.  Scout shall:

               i. amend the Scout Plans to clarify that grants under such plans shall be adjusted on account of the Distribution and to provide that the holder shall not be considered as having experienced a termination of service so long as the holder remains continuously in the service of Scout, New Scout, a Scout Affiliate, SNFCo or a SNFCo Affiliate from and after the Distribution Date; and

               ii. cause the committee administering each such Scout Plan to adjust those outstanding grants under the Scout Plans in accordance with Exhibit A attached hereto.

          b.   SNFCO PLANS.  SNFCo shall:

               i. establish equity-based compensation plans pursuant to which equity-based rights may be granted to, among others, persons holding outstanding rights as of the Distribution Date under any Scout Plan ("Scout Optionees"); and

               ii. cause the committee administering each such SNFCo Plan to grant to each Scout Optionee one or more options to acquire SNFCo common stock, $.001 par value, in accordance with Exhibit A attached hereto and to provide that any option issued under each such SNFCo Plan to a Scout Optionee shall not expire on account of a termination of service so long as the holder remains continuously in the service of Scout, New Scout, a Scout Affiliate, SNFCo or a SNFCo Affiliate from and after the Distribution Date.

          c. PERCENTAGE ALLOCATION. The percentage allocation between New Scout and SNFCo options of the exercise price of option outstanding on the Distribution Date under the Scout Plans shall be as specified in Exhibit A attached hereto.

     8.   EXECUTIVE ANNUAL INCENTIVE PLAN/SHAREHOLDER VALUE PROGRAM.  New Scout
          ---------------------------------------------------------
shall cause the committee or committees administering the EAIP and SEAIP to adjust the performance criteria applicable to bonus awards for the fiscal year ending December 31, 1996 in a manner consistent with the effect of the Distribution. New Scout shall pay all bonuses due for the year ending December 31, 1996 to employees of SNFCo and SNFCo Affiliates and shall for such purposes treat such employees as if they had not terminated employment with Scout or New Scout so long as they remain employees of SNFCo or a SNFCo Affiliate, and any compensation paid by SNFCo for the period following the Distribution Date and prior to January 1, 1997, shall be treated as paid by New Scout for purposes of computing the bonuses due under the EAIP and SEAIP. In addition, New Scout shall amend the ESVP and the SESVP to provide that the awards thereunder shall not be subject to forfeiture so long as the holder remains continuously in the service of Scout, New Scout, a Scout Affiliate, SNFCo or a SNFCo Affiliate from and after the Distribution Date. SNFCo shall reimburse New Scout for any payments under the EAIP, SEAIP, ESVP AND SESVP made to any individual other than those individuals listed on the attached Schedule C.

     9.   EMPLOYMENT AGREEMENTS.  SNFCo shall offer employment agreements to all
          ---------------------
employees who have entered into written employment agreements with Scout, other than those individuals listed on the attached Schedule B, on substantially the same terms as the employment agreements entered into between such employees and Scout, provided that the employee delivers to New Scout a full release, in a form reasonably acceptable to New Scout, from New Scout's obligations under the employment agreement. In the event that any such employee to whom SNFCo offers an employment agreement pursuant to the provisions of this Section 9 fails to accept the new employment agreement offered by SNFCo or fails or refuses to deliver to New Scout a release from its obligations to the employee under the employment agreement with such employee and Scout, SNFCo shall make payment to such employee (other than those whose employment with Scout does not terminate as an immediate result of the Distribution) on behalf of New Scout of any payments or benefits which are due to the employee under the employment agreement with Scout.

     10.  UNION PLAN.  SNFCo shall assume Scout's obligations and liabilities
          ----------
under collective bargaining agreements: (a) between Scout and the Service Employees International Union dated November 6, 1995, (b) between Scout and the Service Employees International Union, Local 150, AFL-CIO-CLC, dated November 1, 1995, (c) between Scout and the Healthcare Workers' Union, Local 250, SEIU, AFL-CIO, dated October 1, 1994 and (d) between Scout and the Nursing and Convalensecent Home Employees Division of Local 79, SEIU, AFL-CIO, dated May 1, 1995, including Scout's obligation to contribute to the SEIU National Industry Pension Fund (the "Union Plan"). SNFCo shall assume and discharge any liability pursuant to ERISA Section 4203 and 4205 with respect to the Union Plan which may arise by reason of the Distribution (as defined in the Distribution Agreement).

     11.  OTHER EMPLOYEE BENEFIT PLANS.  SNFCo shall assume all other employee
          ----------------------------
benefit plans (within the meaning of Section 3(3) of ERISA) not specifically describedc in Sections 1 through 10 hereof which were maintained by Scout immediately prior to the Distribution Date.

     12.  CREDIT FOR SERVICE PRIOR TO THE DISTRIBUTION DATE.  An employee of
          -------------------------------------------------
Scout or a Scout Affiliate immediately prior to the Distribution Date who continues in the employ with SNFCo or a SNFCo Affiliate immediately following the Distribution Date shall be given credit for all years of service with Scout or any Scout Affiliate performed prior to the Distribution Date with respect to matters of employment generally, including participation in employee benefit plans, arrangements or practices, whether or not such service credit is expressly provided for elsewhere in this Agreement as to any particular employee benefit plan, arrangement or practice.

     13.  AMENDMENT OR TERMINATION OF EMPLOYEE BENEFIT PLANS.  Except as
          --------------------------------------------------
otherwise expressly provided herein, nothing in this Agreement is intended or does in fact limit the ability of Scout, New Scout or SNFCo, as applicable, in its sole discretion, from amending or terminating any employee benefit plan, arrangement or practice which it now maintains or may hereafter establish at any time or for any reason nor does anything herein empower any party hereto to unilaterally reduce any vested benefits accrued by participants under such plans, arrangements or practices prior to any such amendment or termination.

     14.  FURTHER ASSURANCES.  Each party covenants that it will execute such
          ------------------
additional instruments and take such actions as may be reasonably requested by the other to confirm or perfect or otherwise carry out the intent and purposes of this Agreement, including, but not limited to, sharing of participant information as necessary to facilitate administration of employee benefit plans, arrangements and practices and the delivery to the other party of Forms S-8 prepared by a party for its equity-based compensation plans.

     15.  NO WAIVER.  No failure by either party to insist upon the strict
          ---------
performance of any term, covenant, condition or provision of this Agreement, or to exercise any right or remedy consequent upon an event of default hereunder, shall constitute a waiver of any such default or of such term, covenant, condition or provision or a waiver or relinquishment for the future of the right to insist upon and to enforce by any appropriate legal remedy a strict compliance with all the terms, covenants, conditions and provision of this Agreement, or of the right to exercise any such rights or remedies, if any default by the other party be continued or repeated. No breach of this Agreement shall be waived except as set forth in a written instrument executed by the party waiving such breach. No waiver of any breach shall affect or alter this Agreement but every term, covenant, condition and provision of this Agreement shall continue in full force and effect with respect to any other existing or subsequent breach hereof. Any failure on the part of any party hereto to comply with any of its obligations hereunder may be waived by the other party.

     16.  CAPTIONS.  The captions of the Sections of this Agreement have been
          --------
inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     17.  AMENDMENT OF AGREEMENT.  This Agreement may be amended only by a
          ----------------------
written agreement duly executed by each of the parties hereto.

     18.  APPLICABLE LAW.  This Agreement shall be construed and enforced in
          --------------
accordance with the laws of the State of Georgia, to the extent not preempted by federal law.

     19.  MULTIPLE COUNTERPARTS.  This Agreement may be executed in multiple
          ---------------------
counterparts, each of which shall be regarded for all purposes as an original constituting but one and the same instrument.

     20.  SEVERABILITY.  If any one or more of the Sections, sentences or other
          ------------
portions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, the invalidity of any such Section, sentence, or other portion of this Agreement shall in no way affect the validity or effectiveness of the remainder of this Agreement, and this Agreement shall continue in force to the fullest extent permitted by law.

     21.  ASSIGNMENTS.  Except as otherwise provided herein, no party hereto
          -----------
shall give, assign or pledge its rights under this Agreement without the consent of the other parties.

     22.  NOTICES; DEMANDS; REQUESTS.  All notices, demands and requests to be
          --------------------------
given or made hereunder to or by any party shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses and will be deemed given on the date on which such notice is received:

     (a)  As to New Scout:

                    _____________________________
                    _____________________________
                    _____________________________
                    Attention:  _________________

     (b)  As to SNFCo:

                    _____________________________
                    _____________________________
                    _____________________________
                    Attention:  _________________

     Any of such addressees and addresses may be changed at any time upon written notice given in accordance with this Section to the other party by the party effecting the change. Any time periods commencing with notice prescribed by the terms of this Agreement shall commence with the date of receipt of written notice as provided under this Section.

     23.  SURVIVAL OF COVENANTS.  All covenants set forth herein shall survive
          ---------------------
the execution of this Agreement.

     24.  ENTIRE AGREEMENT.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the transactions contemplated hereby and supersedes all other prior and contemporaneous agreements, undertakings, negotiations, discussions and representations, oral or written, between the parties.

     25.  SPECIFIC PERFORMANCE.  This Agreement and each and every provision
          --------------------
hereof shall be specifically enforceable. Each party hereto upon the introduction and presentation to the applicable court having jurisdiction over the matter of evidence showing a material breach by the other party hereto shall be entitled to injunctive relief mandating specific performance. In addition, each party shall have all of the rights and remedies conferred in this Agreement or now or hereafter conferred at law or in equity, which rights and remedies are cumulative.

     26.  NO THIRD PARTY BENEFICIARIES.  No person or entity shall be deemed to
          ----------------------------
be a third party beneficiary with respect to the obligations of any party hereto.

     27.  BINDING EFFECT.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties to this Agreement have caused their corporate names to be subscribed by officers duly authorized as of the date first set forth above.

                                   SCOUT, INC.

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   SNFCO, INC.

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   EXHIBIT A


     Each holder of a Scout option shall receive a SNFCo option for the same number of shares that the holder would have received in the Distribution if the holder actually held the underlying shares of Scout subject to the option.


     The exercise price of each Scout option shall be adjusted as follows (determined prior to any adjustment for the subsequent merger of Scout and Explorer):

          The exercise price per share of each Scout option shall be equal to the original exercise price of the option multiplied by .61618.

          The exercise price per share of each SNFCo option issued in respect of each Scout option shall be equal to the original exercise price per share of the applicable Scout option (prior to any adjustment pursuant hereto) multiplied by .38382.

                                   SCHEDULE A




=================================================================
CONTRACT                                 LOCATION
-----------------------------------------------------------------
Partners Health Plan                     LTC Corporate South
-----------------------------------------------------------------
American Medical Security                Evansville, Lousiville
-----------------------------------------------------------------
M-Plan                                   Indianapolis
-----------------------------------------------------------------
Physicians Health Plan                   Kalamazoo, Lansing
-----------------------------------------------------------------
U.S. HealthCare, UNUM Life               Whippany, Moorestown,
Insurance Co. of America, New           Philadelphia
England Benefits Group
-----------------------------------------------------------------
Trigon Blue Cross Blue Shield,           "Compudose" division
UNUM Life Insurance Co. of
America, New England Benefits
Group
=================================================================

                                   SCHEDULE B

Gene Burleson

James Burkhart

Danielle Deutch

Peter Emery, Sr.

Peter Emery, Jr.

Paul Emery

Donald Isetti

Glen Kaiser

James Pogodzinski

Arlen Reynolds

Tom Rogers

Kay Russo

Ferdinand Schlapper

Diane Schlapper

Maria Stefanou

Ronald and Ellen Zahray

                                   Schedule C


Patti Augustine

Richard Banker

Carlos Beato

James Burkhart

Rodney Burton

Joe Calcutt

Charles Cooper

Tom Gebhart

Bob Herzig

Steve Hoehn

Vicki Hoffman

Don Maupin

Cheryl Musial

Robert Palmer

Karen Parsons

Arlen Reynolds

Tom Rogers

Jeff Schneider

Ed Spartz